UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
 _____________________________________________________________________________
FORM 8-K
_____________________________________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 24, 2023
_____________________________________________________________________________
Schneider National, Inc.
(Exact Name of Registrant as Specified in Charter)
_____________________________________________________________________________

Wisconsin	001-38054		39-1258315
(State of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)
3101 South Packerland Drive	Green Bay	WI	54313
(Address of Principal Executive Offices)			(Zip Code)
(920) 592-2000
(Registrant's Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class B common stock, no par value	SNDR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07. Submission of Matters to a Vote of Security Holders.
On April 24, 2023, the Company held its annual meeting of shareholders (the "Annual Meeting"). At the Annual Meeting, the Company’s shareholders voted on the following proposals:
•The election of nine directors, each to serve until the next annual meeting and until his or her successor is duly elected and qualified;
•The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023; and
•An advisory vote to approve the compensation of the Company’s named executive officers.
As of the February 14, 2023 record date for the determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting, 83,029,500 shares of the Company’s Class A common stock were outstanding and eligible to vote with an aggregate of 830,295,000 votes; and 95,663,952 shares of the Company’s Class B common stock were outstanding and eligible to vote with an aggregate of 95,663,952 votes. Approximately 98% of all votes were represented at the Annual Meeting in person or by proxy. The following are the final votes on the matters presented for shareholder consideration at the Annual Meeting.
Election of Directors
The shareholders elected the individuals named in the table below as directors to serve until the next annual meeting and until their successors are duly elected and qualified. The results of the vote were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Jyoti Chopra	886,144,193	20,047,018	5,337,091
James R. Giertz	886,184,504	20,006,707	5,337,091
Robert W. Grubbs	886,052,876	20,138,335	5,337,091
Robert M. Knight, Jr.	886,205,755	19,985,456	5,337,091
Therese A. Koller	882,628,728	23,562,483	5,337,091
Mark B. Rourke	905,128,111	1,063,100	5,337,091
John A. Swainson	881,339,211	24,852,000	5,337,091
James L. Welch	904,939,650	1,251,561	5,337,091
Kathleen M. Zimmermann	886,031,525	20,159,686	5,337,091
Ratify Appointment of Deloitte & Touche LLP for 2023
The shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2023. The results of the vote were as follows:

Votes For	Votes Against	Abstentions
909,338,116	2,157,624	32,562
Advisory Vote to Approve Executive Compensation
The shareholders approved the compensation of the Company’s named executive officers as disclosed in the proxy statement. The results of the advisory vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
902,453,834	3,610,972	126,405	5,337,091
ITEM 8.01.    Other Events.
On April 26, 2023, the Company announced that on April 24, 2023, the Board of Directors (the “Board”) of Schneider National, Inc. (the “Company”) approved a quarterly cash dividend for the second fiscal quarter of 2023 in the amount of $0.09 per share to holders of the Company's Class A and Class B common stock. The dividend is payable to the Company's shareholders of record at the close of business on June 9, 2023 and is expected to be paid on July 11, 2023.

ITEM 9.01.    Financial Statements and Exhibits.

(d)    Exhibits.
Exhibit No.    Description of Exhibit
99.1        Press Release dated April 26, 2023
    104        The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 26, 2023	SCHNEIDER NATIONAL, INC.

By:	/s/ Thomas G. Jackson
Name:	Thomas G. Jackson
Title:	Executive Vice President, General Counsel and Corporate Secretary